Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2011	2010					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q
Sales	$11,580	$11,422	$11,346	$11,125	$12,094	$45,987	1%

Costs, Expenses and Other
Materials and production	4,059	5,216	4,549	4,191	4,440	18,396	-22%
Marketing and administrative (1)	3,164	3,222	3,175	3,192	3,537	13,125	-2%
Research and development (1)	2,158	2,051	2,179	2,322	4,559	11,111	5%
Restructuring costs	(14)	288	526	50	121	985	*
Equity income from affiliates	(138)	(138)	(43)	(236)	(171)	(587)	—
Other (income) expense, net	622	167	(281)	1,108	309	1,304	*

Income (Loss) Before Taxes	1,729	616	1,241	498	(701)	1,653	*
Income Tax Provision (Benefit)	658	286	461	126	(201)	671
Net Income (Loss)	1,071	330	780	372	(500)	982	*
Less: Net Income Attributable to Noncontrolling Interests	28	31	28	30	31	121
Net Income (Loss) Attributable to Merck & Co., Inc.	$1,043	$299	$752	$342	$(531)	$861	*
Earnings (Loss) per Common Share Assuming Dilution	$0.34	$0.09	$0.24	$0.11	$(0.17)	$0.28	*

Average Shares Outstanding Assuming Dilution	3,104	3,141	3,125	3,102	3,081	3,120
Tax Rate	38.1%	46.4%	37.1%	25.3%	28.7%	40.6%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

*≥ 100%

(1)	Amounts in 2010 include a reclassification of certain expenses from marketing and administrative to research and development of $24 million, $28 million, $26 million, $42 million and $120 million in 1Q, 2Q, 3Q, 4Q and full year, respectively.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FIRST QUARTER 2010

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Purchase Accounting (1)	Restructuring Costs (2)	Merger-Related Costs (3)	Adjustment Subtotal		Non-GAAP
Sales	$11,422				$—		$11,422

Materials and production	5,216	2,347	57		2,404		2,812

Marketing and administrative	3,222			80	80		3,142

Research and development	2,051	27	6		33		2,018

Restructuring costs	288		288		288		—

Equity income from affiliates	(138)				—		(138)

Other (income) expense, net	167			7	7		160

Income Before Taxes	616	(2,374)	(351)	(87)	(2,812)		3,428

Taxes on Income	286				(503	) (4)	789

Net Income	330				(2,309)		2,639

Less: Net Income Attributable to Noncontrolling Interests	31				—		31

Net Income Attributable to Merck & Co., Inc.	$299				$(2,309)		$2,608

Earnings per Common Share Assuming Dilution	$0.09						$0.83 (5)

Average Shares Outstanding Assuming Dilution	3,141						3,141

Tax Rate	46.4%						23.0%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of the merger. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.
(2)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested.
(3)	Merger-related costs include transaction and integration costs associated with the merger.
(4)	Includes a charge of $147 million associated with a change in tax law enacted as part of U.S. health care reform legislation, as well as the estimated tax impact on the reconciling items.
(5)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,596 million for the first quarter of 2010.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FIRST QUARTER 2011

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	1Q11	1Q10	% Change	1Q11	1Q10	% Change	1Q11	1Q10	% Change
TOTAL SALES (1)	$11,580	$11,422	1	$4,848	$4,998	-3	$6,732	$6,424	5

PHARMACEUTICAL (2)	9,820	9,665	2	3,907	4,072	-4	5,912	5,593	6

Cardiovascular
Zetia	582	534	9	298	281	6	284	253	12
Vytorin	480	477	1	247	254	-3	233	222	5
Integrilin	64	70	-9	59	65	-9	5	5	-4

Diabetes & Obesity
Januvia	739	511	45	426	354	20	313	157	*
Janumet	305	201	52	163	125	30	142	76	88

Diversified Brands
Cozaar / Hyzaar	426	782	-46	36	291	-87	389	490	-21
Zocor	127	116	10	8	10	-18	119	106	13
Claritin Rx	120	98	23				120	98	23
Propecia	106	100	7	32	35	-9	74	64	16
Proscar	60	58	3	2	2	1	59	57	3
Remeron	60	51	18	2	1	58	58	49	17
Vasotec / Vaseretic	57	59	-4				57	59	-4

Infectious Disease
Isentress	292	232	26	150	111	34	143	121	18
PegIntron	166	186	-11	18	26	-31	148	161	-8
Cancidas	158	153	3	12	15	-19	146	138	6
Primaxin	136	159	-14	25	35	-29	111	124	-10
Avelox	106	106	1	97	101	-4	10	4	*
Invanz	87	75	16	44	38	16	42	37	16
Noxafil	55	49	12	16	12	28	39	37	6
Rebetol	53	56	-7				53	56	-7
Crixivan / Stocrin	45	52	-13	2	3	-39	43	49	-12

Neurosciences & Ophthalmology
Maxalt	173	135	29	132	83	59	41	52	-20
Cosopt / Trusopt	114	115	-1	4	5	-36	111	109	1

Oncology
Temodar	248	274	-10	102	92	11	145	182	-20
Emend	87	84	4	51	51	-1	36	32	11
Intron A	49	54	-11	26	30	-16	23	24	-4

Respiratory & Immunology
Singulair	1,328	1,165	14	810	728	11	518	437	19
Remicade	753	674	12				753	674	12
Nasonex	373	320	17	156	155	1	216	164	32
Clarinex	155	164	-5	47	49	-5	109	114	-5
Arcoxia	114	95	19				114	95	19
Asmanex	60	51	17	54	49	11	5	2	*
Simponi	54	10	*				54	10	*
Proventil	42	57	-26	39	56	-29	3	1	*
Dulera	13		*	13		*

Vaccines
ProQuad, M-M-R II and Varivax	244	319	-23	226	296	-24	19	23	-18
Gardasil	214	233	-8	151	156	-3	63	77	-18
RotaTeq	125	93	35	107	74	46	18	19	-8
Pneumovax	79	51	55	60	40	50	19	11	75
Zostavax	24	95	-74	22	95	-77	2		*

Women’s Health & Endocrine
Fosamax	208	230	-10	13	25	-50	195	205	-5
NuvaRing	142	135	5	87	83	4	56	52	7
Follistim AQ	133	134		38	41	-7	95	93	3
Implanon	60	51	18	24	19	27	35	31	12
Cerazette	59	55	7				59	55	7

Other Pharmaceutical (3)	745	946	-21	109	181	-40	637	765	-17

ANIMAL HEALTH	758	709	7	164	140	17	594	569	4

CONSUMER CARE (2)	517	489	6	357	338	6	161	151	6
Claritin OTC	167	136	22	132	102	29	34	34	1

Other Revenues (4)	486	559	-13	421	448	-6	65	111	-41
Astra	322	364	-11	322	364	-11
*	100% or over
(1)	Only select products are shown.
(2)

In the first quarter of 2011, Merck changed the reporting for certain over -the-counter products. Sales of these products outside the United States were previously recorded in the Pharmaceutical business, and are now reported in the Consumer Care business. Prior period amounts have been recast on a comparative basis.

(3)

Includes pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $54 million and $55 million on a global basis for first quarter 2011 and 2010, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3b

	1Q11	1Q10	2Q10	3Q10	4Q10	Full Year	% Change 1Q
TOTAL PHARMACEUTICAL	$9,820	$9,665	$9,638	$9,523	$10,441	$39,267	2

United States	3,907	4,072	4,026	4,265	4,384	16,748	-4
% Pharmaceutical Sales	39.8%	42.1%	41.8%	44.8%	42.0%	42.7%

Europe (1)	2,587	2,810	2,631	2,342	2,677	10,459	-8
% Pharmaceutical Sales	26.3%	29.1%	27.3%	24.6%	25.6%	26.6%

Japan	1,164	811	902	855	1,077	3,645	44
% Pharmaceutical Sales	11.8%	8.4%	9.4%	9.0%	10.3%	9.3%

Latin America	700	659	696	699	778	2,832	6
% Pharmaceutical Sales	7.1%	6.8%	7.2%	7.3%	7.5%	7.2%

Asia Pacific	699	561	622	618	702	2,503	25
% Pharmaceutical Sales	7.1%	5.8%	6.5%	6.5%	6.7%	6.4%

China	187	133	159	145	173	611	40

Eastern Europe/Middle East Africa	358	375	395	353	393	1,516	-5
% Pharmaceutical Sales	3.6%	3.9%	4.1%	3.7%	3.8%	3.9%

Canada	360	337	328	374	364	1,403	7
% Pharmaceutical Sales	3.7%	3.5%	3.4%	3.9%	3.5%	3.6%

Other	45	40	37	17	67	161	13
% Pharmaceutical Sales	0.5%	0.4%	0.4%	0.2%	0.6%	0.4%

(1)	Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

FIRST QUARTER 2011

Table 4

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	1Q11	1Q10
ASTRAZENECA LP	$133	$125
Other (1)	5	13

TOTAL	$138	$138

(1)	Primarily reflects results for Sanofi Pasteur MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

	1Q11	1Q10
GARDASIL	$58	$82
OTHER VIRAL VACCINES	19	23
HEPATITIS VACCINES	10	6
ROTATEQ	9	12
FLU VACCINES	2	10
Other Vaccines	89	118

TOTAL SANOFI PASTEUR MSD SALES	$187	$251

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	1Q11	1Q10
INTEREST INCOME	$(41)	$(12)
INTEREST EXPENSE	186	181
EXCHANGE LOSSES	42	80
Other, net (1)	435	(82)

TOTAL	$622	$167

(1)	Other, net in the first quarter of 2011 includes a $500 million charge related to the resolution of the arbitration proceeding with Johnson & Johnson.